UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 30, 2007

CERIDIAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota  55425
(Address of principal executive offices)          (Zip code)

Registrant’s telephone number, including area code: (952) 853-8100

         No Change
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement

     As previously disclosed, on May 30, 2007, Ceridian Corporation, a Delaware corporation (“Ceridian”), Foundation Holdings, Inc., a Delaware corporation (“Parent”) and Foundation Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). On July 30, 2007 the parties to the Merger Agreement entered into an amendment to the Merger Agreement (the “Amendment”) pursuant to a partial settlement of a purported class action complaint in the Delaware Court of Chancery filed by the Minneapolis Firefighters’ Relief Association, Civil Action No. 2996-CC.

     The Amendment, among other things, (1) changes the definition of “Superior Proposal,” as defined in the Merger Agreement, to decrease the trigger from 66 2/3% to 40% of Ceridian’s assets or stock; (2) eliminates the provision in the Merger Agreement permitting Parent to terminate the Merger Agreement upon an election resulting in a majority of the Ceridian board of directors being comprised of persons who were not nominated by the board in office immediately prior to such election; and (3) entitles Parent to waive, on behalf of all parties to the Merger Agreement, the condition to the Merger relating to the receipt of state regulatory approvals with respect to the licenses held by Comdata Network, Inc. or its affiliates as a seller of checks, money transmitter or payroll processor.

     The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment attached as Exhibit 2.2 hereto, which is incorporated herein by reference.

     Additional information about the Merger Agreement, the Amendment and the Merger may be found in Ceridian’s definitive proxy statement relating to its 2007 annual meeting of stockholders, as filed with the Securities and Exchange Commission on July 31, 2007. Security holders are strongly advised to read the proxy statement in its entirety because it contains important information (see “Additional Information and Where to Find It,” below).

Item 8.01.          Other Events

     On August 2, 2007, the parties in Sullivan v. Marinello, et al., Case No. 27-CV-07-12994, reached an agreement to settle the case. The terms of the settlement include an agreement by the Company to make certain additional disclosures, which were included in the Company’s definitive proxy statement distributed to stockholders in connection with the Merger. The terms of the settlement also include, among other things, (i) an agreement by the plaintiff that the action will be stayed pending court approval of the proposed settlement of the actions brought in the Delaware Court of Chancery by the Minneapolis Firefighters’ Relief Association; and (ii) dismissal with prejudice of the action upon court approval of the settlement of the Delaware litigation.

FORWARD-LOOKING STATEMENTS

     This filing may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements regarding Ceridian contained in this release that are not historical in nature, particularly those that utilize terminology such as “may,” “will,” “should,” “likely,” “expects,” “anticipates,” “estimates,” “believes” or “plans,” or comparable terminology, are forward-looking statements based on current expectations and assumptions, and entail various risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. Important factors known to Ceridian that could cause such material differences are identified and discussed from time to time in Ceridian’s filings with the Securities and Exchange Commission (the “SEC”), including matters arising from the SEC investigation of Ceridian, the prior restatements of Ceridian’s financial statements, the pending shareholder litigation involving Ceridian, volatility associated with Comdata’s fuel price derivative contracts and those factors which are discussed in Ceridian’s Annual Report on Form 10-K, for the year ended December 31, 2006, as amended, and certain additional factors discussed in Ceridian’s definitive proxy statement filed with the SEC on July 31, 2007, which factors are incorporated herein by reference.

     Ceridian undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any future disclosure Ceridian makes on related subjects in future reports to the SEC.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

     In connection with its 2007 annual meeting of stockholders, Ceridian has filed a proxy statement, White Proxy Card and other materials with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CERIDIAN AND THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING. Investors may contact MacKenzie Partners, Inc., Ceridian’s proxy advisor for the 2007 annual meeting, at 800-322-2885 or by email at ceridianproxy@mackenziepartners.com. Investors may also obtain a free copy of the proxy statement and other relevant documents as well as other materials filed with the SEC concerning Ceridian at the SEC's website at http://www.sec.gov. Free copies of Ceridian's SEC filings are also available on Ceridian's website at http://www.ceridian.com. These materials and other documents may also be obtained for free from: Ceridian Corporation, 3311 East Old Shakopee Road, Minneapolis, Minnesota 55425, Attn: Investor Relations.

PARTICIPANTS IN THE SOLICITATION

     Ceridian and its officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Ceridian's stockholders with respect to the matters to be considered at Ceridian's 2007 annual meeting. Information regarding the officers and directors of Ceridian and potential participants in the solicitation is included in Annex C to Ceridian’s definitive proxy statement filed with the SEC on July 31, 2007, its Annual Report on Form 10-K/A for the year ended December 31, 2006 filed with the SEC on April 30, 2007 and on Ceridian's website at http://www.ceridian.com.

Item 9.01.          Financial Statements and Exhibits.

(d)        Exhibits

2.1        Agreement and Plan of Merger, dated as of July 30, 2007, by and among, Ceridian Corporation,
             Foundation Holdings, Inc. and Foundation Merger Sub, Inc. (previously filed with the Current
             Report on Form 8-K filed by Ceridian Corporation on May 31, 2007 and incorporated herein by reference)

2.2        Amendment No. 1 to the Agreement and Plan of Merger, dated as of July 30, 2007, by and among,
             Ceridian Corporation, Foundation Holdings, Inc. and Foundation Merger Sub, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

/s/ Gary M. Nelson
Gary M. Nelson
Executive Vice President, Chief Administrative
Officer, General Counsel and Corporate Secretary

Dated: August 3, 2007